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                                                                    EXHIBIT 23.2


                          IDEPENDENT AUDITORS' CONSENT


The Board of Directors
Buford Group, Inc.:

We consent to the use of our report incorporated by reference herein.


                                                    /s/ KPMG LLP

Dallas, Texas
December 8, 1999